Exhibit 99.1

Capital A International, Owner of the Iconic AirAsia Brand, to be Publicly Listed in the U.S. through a Business Combination with Aetherium Acquisition Corp

Capital A International, a global brand management platform, specializes in the expansion, management and licensing of the AirAsia brand

Leveraging its successful track record, Capital A International will champion and expand to the global markets renowned brands from Southeast Asia (“Asean”)

Offers global investors a gateway to participate in the growth of the massive 680-million-strong Asean population, leveraging the region’s most dynamic and recognizable brands

Proposed transaction value of US$1.15 billion

KUALA LUMPUR, Malaysia, & GREENWICH, Conn.—(BUSINESS WIRE)—February 28, 2024 — Today, Capital A Berhad (“Capital A”), (Kuala Lumpur Stock Exchange: 5099.KL), announced it has finalized a business combination agreement with Aetherium Acquisition Corp (GMFI), a Special Purpose Acquisition Company (“SPAC”), to list Capital A International (“CAPI”) in the U.S. public markets. CAPI leverages the expansion, management and licensing of the AirAsia brand, and serves as a dynamic global marketing catalyst for Asean brands. The transaction also offers investors a gateway to participate in a fast-growing economic hub, on track to become the world’s fourth largest economy by 2030.

CAPI will be led by Tony Fernandes, one of Asia’s most recognizable entrepreneurs - best known for acquiring AirAsia in 2001 and transforming it into a global airline, which has democratized air travel in the region. He has led the airline’s remarkable growth from just two planes to its current fleet of 242 aircraft, making it Asia’s largest low-cost carrier and among the top three strongest airline brands in the world. Operating across Asean with hubs in Malaysia, Thailand, Indonesia, the Philippines and soon Cambodia, AirAsia flies 278 routes to 131 global destinations, having flown over 776 million passengers since its inception.

Tony Fernandes, Chief Executive Officer of Capital A said, “Over more than two decades, AirAsia has become a prestigious brand synonymous with value, innovation and inclusivity. AirAsia has transformed from a small Malaysian airline into a leading global aviation and travel brand valued by Brand Finance at over $1 billion, and enabled Capital A to build a diversified portfolio spanning aviation, aviation services, logistics, and digital companies in fintech, travel and hospitality. The evolution of the AirAsia brand has created a loyal global consumer base, positioning us favorably to expand our brand internationally through CAPI. This listing grants us access to the world’s most extensive and liquid capital markets, enhancing the company’s international credibility and presence while creating value for our shareholders.”

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CAPI’s platform integrates brand strategy, creative marketing and intellectual property development to strategically position its brands and cultivate cultural significance among consumers. The intellectual property rights held by CAPI spans 23 countries, and the company intends to leverage the brand value of AirAsia through further licensing while implementing its successful strategy to propel and expedite the growth of its intellectual property portfolio.

Mr. Fernandes remarked, “We are the first Asean-based brand in the travel sector to adopt this strategy and expand through licensing, leveraging our strong ties to the Asean region. Additionally, our growth strategy involves acquiring and developing more brands from this dynamic region. We are optimistic about the potential for our brand business to expand well beyond our origins, particularly in markets where intellectual property and brand value are highly esteemed by consumers and investors.

“The Asean region offers a thriving economic landscape with a 680 million population, surpassing the U.S. and closely trailing the European Union. Fueled by a growing middle-income population that is creating new consumer markets and economic opportunities, the region is poised for sustained growth. Moreover, the recent surge in popularity of Asia-based media, entertainment, and lifestyle brands underscores the escalating global demand for brands originating in Asia.”

Jonathan Chan, Chairman and CEO of Aetherium said, “We’re thrilled to partner with Tony and the CAPI team to capitalize on their proven track record and extend the brand beyond the world’s fastest-growing consumer-driven market, boasting a population twice the size of the United States. Under Tony’s exceptional leadership, AirAsia has evolved into an immensely successful and widely recognized brand in the region. With over 22 years of innovation in air travel and digital services, the company is strategically positioned to strengthen its leadership in Asean and pursue growth in international markets. This collaboration presents a distinctive opportunity for U.S. capital market investors to participate in the rapid expansion of Asean economies through a company that embodies the region’s diverse culture, energy, and emerging opportunities.”

Investment Highlights

Owner and licensor of the renowned AirAsia brand, with an iconic presence in airline, travel, and lifestyle, CAPI taps into the growth resurgence of Asia’s largest low-cost carrier and supported by a robust order book.

Operating an asset-light business model, the business generates strong operating margins with minimal inventory and working capital requirements, fortified by stable and recurring revenue stream from royalty fees, driving free cash flow.

The company benefits from access to Capital A’s ecosystem, boasting over 50 million users, 22 million loyalty members, and over 56 million social media followers, expanding brand reach and enhancing CAPI’s brand-building capabilities.

Based in Asean, one of the world’s fastest-growing economies poised to become the fourth-largest by 2030, the company has a substantial addressable licensing global market of $341 billion, with the Asean market accounting for $5 billion, growing at an impressive 13% annually, outpacing the global average.

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Abundant opportunities exist to develop the brand platform:

●	Extend the AirAsia brand beyond the travel sector by expanding into new industries, categories and geographies through in-house ventures or joint ventures;

●	Develop new brands that capitalize on the strength of the Asean markets;

●	Creating character intellectual property and enhance value through partnerships and merchandising; and

●	Acquire and grow other Asean-based brands

●	The company is guided by an experienced management team with a successful track record in brand management.

Editor’s Note: Asean (Association of Southeast Asian Nations) is a political and economic union comprised of Brunei, Cambodia, Indonesia, Laos, Malaysia, Myanmar, Philippines, Singapore, Thailand and Vietnam.

Key Transaction Terms

Under the terms of the proposed transaction, CAPI will combine with Aetherium and become a publicly traded entity. The transaction reflects an estimated value for CAPI of $1.15 billion. Although the Boards of both CAPI and Aetherium have unanimously approved the transaction, the transaction remains subject to the approval of Aetherium stockholders and other customary closing conditions. Additional information about the transaction, including a copy of the Business Combination Agreement will be available in a current report filed by Aetherium on Form 8-K with the U.S. Securities and Exchange Commission (“SEC”), which may be found at www.sec.gov.

Advisors

Greenberg Traurig, LLP serves as U.S. legal counsel and Foong & Partners serves as Malaysian legal counsel to CAPI.

Rimon P.C. is servicing as United States legal counsel to Aetherium.

About Capital A International

Capital A International (CAPI) is a global brand management platform, specializing in the expansion, management and licensing of the AirAsia brand. To be led by Tony Fernandes, one of Asia’s most recognizable entrepreneurs, CAPI aims to capitalize AirAsia’s brand value through additional licensing and to deploy its proven strategy to promote and accelerate the expansion of its intellectual property portfolio. CAPI’s platform combines brand strategy, creative marketing and intellectual property development to effectively position its brands and establish cultural relevance among consumers. For more information, visit https://www.capitalainternational.com.

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About Capital A Berhad

Capital A (formerly known as AirAsia Group Berhad) is an investment holding company with a portfolio of synergistic travel and lifestyle businesses that leverage data and technology, including the world’s leading low-cost carrier AirAsia, an aviation services group, airasia MOVE Superapp and fintech BigPay as well as logistics venture Teleport. Capital A’s vision is to create and deliver products and services that focus on offering the best value at the lowest cost, underpinned by robust data accumulated over 22 years in operation and one of Asia’s leading brands that remains committed to serving the underserved in Asean and beyond.

About Aetherium Acquisition Corp.

Aetherium Acquisition Corp. operates as a special purpose acquisition company (SPAC) created to facilitate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. We actively seek out technologically advanced enterprises that push the boundaries of innovation. Our role involves not only identifying these cutting-edge businesses but also developing and enhancing their potential by leveraging their value and introducing them to the U.S. capital markets. Under the leadership of Jonathan Chan, who serves as Chairman of the Board and Chief Executive Officer, and Alex Lee, the Company’s Chief Financial Officer, the Company is committed to navigating the intersection of technology and business to drive growth and success. For more information on Aetherium, visit: https://www.aetheriumcorp.com/.

Important Information About the Proposed Business Combination and Where to Find It

For additional information on the proposed business combination, see Aetherium’s Current Report on Form 8-K, which will be filed concurrently with this press release. In connection with the proposed business combination, Aetherium and Pubco intend to file relevant materials with the SEC, including a registration statement on Form F-4 to be filed by Pubco, which will include a proxy statement/prospectus, and other documents regarding the proposed business combination. Aetherium’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement and documents incorporated by reference therein filed in connection with the proposed business combination, as these materials will contain important information about Pubco and Aetherium and the proposed business combination.

Promptly after the Form F-4 is declared effective by the SEC, Aetherium will mail the definitive proxy statement/prospectus and a proxy card to each shareholder entitled to vote at the meeting relating to the approval of the business combination and other proposals set forth in the proxy statement/prospectus. Before making any voting or investment decision, investors and shareholders of Aetherium are urged to carefully read the entire registration statement and proxy statement/prospectus, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed business combination. The documents filed by Aetherium with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov, or by directing a request to Aetherium, 79B Pemberwick Road, Greenwich, CT 06831.

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Participants in the Solicitation

Aetherium and certain of its directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from Aetherium’s shareholders in connection with the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in Aetherium will be included in the proxy statement/prospectus for the proposed business combination when available at www.sec.gov.

Information about Aetherium’s directors and executive officers and their ownership of Aetherium shares of common stock is set forth in Aetherium’s final prospectus for its for its initial public offering dated November 29, 2021, and filed with the SEC on December 29, 2021, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement/prospectus pertaining to the proposed business combination when it becomes available. These documents can be obtained free of charge from the source indicated above.

Pubco and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Aetherium in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement/prospectus for the proposed business combination.

Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests is included in the proxy statement/prospectus filed with the SEC on Form F-4. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this press release constitute “forward-looking statements” within the meaning of federal securities laws. Forward-looking statements may include, but are not limited to, statements with respect to (i) trends in the financial advisory industry, including changes in demand and supply related to Pubco’s products and services; (ii) Pubco’s growth prospects and Pubco’s market size; (iii) Pubco’s projected financial and operational performance including relative to its competitors; (iv) new product and service offerings Pubco may introduce in the future; (v) the potential business combination, including the enterprise value, the expected post-closing ownership structure and the likelihood and ability of the parties to consummate the potential business combination successfully; (vi) the risk the proposed business combination may not be completed in a timely manner or at all, which may adversely affect the price of Aetherium securities; (vii) the failure to satisfy the conditions to the consummation of the proposed business combination, including the approval of the proposed business combination by the shareholders of Aetherium and Capital A Berhad; (viii) the effect of the announcement or pendency of the proposed business combination on Aetherium’s or Pubco’s business relationships, performance and business generally; (ix) the outcome of any legal proceedings that may be instituted against Aetherium or Pubco related to the proposed business combination or any agreement related thereto; (x) the ability to maintain the listing of Aetherium on Nasdaq; (xi) the price of Aetherium’s securities, including volatility resulting from changes in the competitive and regulated industry in which Pubco operates, variations in performance across competitors, changes in laws and regulations affecting Pubco’s business and changes in the combined capital structure; (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination and identify and realize additional opportunities; and (xiii) other statements regarding Aetherium’s or Pubco’s expectations, hopes, beliefs, intentions and strategies regarding the future.

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In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “outlook,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject, are subject to risks and uncertainties.

You should carefully consider the risks and uncertainties described in the “Risk Factors” section of Aetherium’s final prospectus dated December 29, 2021, and filed with the SEC on January 2, 2024 for its initial public offering and, the proxy statement/prospectus relating to this transaction, which is expected to be filed by Pubco with the SEC, other documents filed by Aetherium and/or Pubco from time to time with SEC, and any risk factors made available to you in connection with Aetherium, Pubco, and the transaction. These forward-looking statements involve a number of risks and uncertainties (some of which are beyond the control of Pubco and Aetherium) and other assumptions, that may cause the actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Aetherium and Pubco caution that the foregoing list of factors is not exclusive.

No Offer or Solicitation

This press release relates to a proposed business combination between Aetherium and Pubco, and does not constitute a proxy statement or solicitation of a proxy and does not constitute an offer to sell or a solicitation of an offer to buy the securities of Aetherium or Pubco, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

Contacts

Capital A International

Investors

Joanna Ibrahim

joannaibrahim@airasia.com

Media

Maryanna Kim

maryannakim@airasia.com

US

Julia Fisher

Julia.Fisher@edelmansmithfield.com

Europe

John Kiely

John.Kiely@edelmansmithfield.com

Aetherium Acquisition Corp.

Aetherium Acquisition Corp.

79B Pemberwick Rd.

Greenwich, CT

Attention: Jonathan Chen, CEO

Email: jonathan.chan@aetheriumcapital.com

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